Shareholders' Equity	12 Months Ended
Dec. 31, 2011
Shareholders' Equity [Abstract]
Shareholders' Equity

NOTE 10 — SHAREHOLDERS' EQUITY

Stock Options

The Company has granted options to purchase shares of its Class A common stock to employees and directors of the Company and its affiliates under its equity incentive plan at no less than the fair value of the underlying stock on the date of grant. These options are granted for a term not exceeding ten years and are forfeited, except in certain circumstances, in the event the employee or director terminates his or her employment or relationship with the Company or one of its affiliates. These options vest solely on continued service over a period of up to five years. The equity incentive plan contains anti-dilutive provisions that permit an adjustment of the number of shares of the Company's common stock represented by each option for any change in capitalization.

The Company accounts for its share-based payments using the fair value recognition provisions of ASC 718-10. The fair value of the options is estimated using a Black-Scholes option-pricing model and amortized straight-line to expense over the vesting period. ASC 718-10 requires the cash flows from the tax benefits resulting from tax deductions in excess of the compensation cost recognized for those options (excess tax benefits) to be classified as financing cash flows. The excess tax benefit that is required to be classified as a financing cash inflow after application of ASC 718-10 is not material.

The fair value of each option awarded is estimated on the date of grant using a Black-Scholes option-pricing model. Expected volatilities are based on historical volatility on the Company's stock over the expected life of the options. The expected life of options granted represents the period of time that options granted are expected to be outstanding. The Company uses historical data to estimate option exercise and employee terminations within the valuation model. The Company includes estimated forfeitures in its compensation cost and updates the estimated forfeiture rate through the final vesting date of awards. The risk free interest rate is based on the U.S. Treasury yield curve in effect at the time of grant for periods equal to the expected life of the option. The following assumptions were used to calculate the fair value of the Company's options on the date of grant:

	Years Ended December 31,
	2011	2010	2009
Expected volatility	57%	58%	58%
Expected life in years	6.3	5.5 – 7.0	5.5 – 7.0
Risk-free interest rate	1.26% – 2.75%	1.38% – 3.31%	2.31% – 3.25%
Dividend yield	0%	0%	0%

The following table presents a summary of the Company's stock options outstanding at and stock option activity during the year ended December 31, 2011 (“Price” reflects the weighted average exercise price per share):

(In thousands, except per share data)	Options	Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value

Outstanding, January 1, 2011	9,041	$15.55
Granted (a)	1,908	14.69
Exercised (b)	(220)	6.39
Forfeited	(834)	11.71
Expired	(904)	24.08
Outstanding, December 31, 2011	8,991	15.10	6.0 years	$14,615
Exercisable	4,998	17.64	4.3 years	$5,725
Expected to Vest	3,638	11.88	8.2 years	$8,320

  The weighted average grant date fair value of the Company's options granted during the years ended December 31, 2011, 2010 and 2009 was $8.30, $5.65 and $3.38 per share, respectively.
  Cash received from option exercises during the years ended December 31, 2011 and 2010 was $1.4 million and $0.9 million, respectively. The total intrinsic value of the options exercised during the years ended December 31, 2011 and 2010 was $1.5 million and $1.1 million, respectively. No options were exercised during the year ended December 31, 2009.

A summary of the Company's unvested options at and changes during the year ended December 31, 2011 is presented below:

(In thousands, except per share data)	Options	Weighted Average Grant Date Fair Value
Unvested, January 1, 2011	4,389	$5.31
Granted	1,908	8.30
Vested (a)	(1,470)	5.59
Forfeited	(834)	6.15
Unvested, December 31, 2011	3,993	6.41

  The total fair value of the options vested during the years ended December 31, 2011, 2010 and 2009 was $8.2 million, $15.9 million and $9.9 million, respectively.

Restricted Stock Awards

The Company has also granted both restricted stock and restricted stock unit awards to its employees and affiliates under its equity incentive plan. The restricted stock awards represent shares of Class A common stock that hold a legend which restricts their transferability for a term of up to five years. The restricted stock units represent the right to receive shares upon vesting, which is generally over a period of up to five years. Both restricted stock awards and restricted stock units are forfeited, except in certain circumstances, in the event the employee terminates his or her employment or relationship with the Company prior to the lapse of the restriction.

The following table presents a summary of the Company's restricted stock and restricted stock units outstanding at and activity during the year ended December 31, 2011 (“Price” reflects the weighted average share price at the date of grant):

(In thousands, except per share data)
	Awards	Price
Outstanding, January 1, 2011	180	$15.36
Granted	0
Vested (restriction lapsed)	(88)	19.44
Forfeited	(9)	29.03
Outstanding, December 31, 2011	83	8.69

Share-Based Compensation Cost

The share based compensation cost is measured at the grant date based on the fair value of the award and is recognized as expense on a straight-line basis over the vesting period. The following table presents the amount of share based compensation recorded during the years ended December 31, 2011, 2010 and 2009:

(In thousands)	Years Ended December 31,
	2011	2010	2009
Direct operating expenses	$7,927	$8,756	$7,612
Selling, general and administrative expenses	2,839	3,197	2,777
Corporate expenses	147	384	1,715
Total share-based compensation expense	$10,913	$12,337	$12,104

The tax benefit related to the share-based compensation expense for the years ended December 31, 2011, 2010, and 2009 was $4.3 million, $4.8 million, and $4.7 million, respectively.

As of December 31, 2011, there was $18.6 million of unrecognized compensation cost, net of estimated forfeitures, related to unvested share-based compensation arrangements. The cost is expected to be recognized over a weighted average period of approximately three years.

Reconciliation of Earnings (Loss) per Share

	Years Ended December 31,
	2011	2010	2009
NUMERATOR:
Net income (loss) attributable to the Company – common shares	$42,946	$(87,523)	$(868,189)
Less: Participating securities dividends	2,972	5,916	6,799
Net income (loss) attributable to the Company per common
share – basic and diluted	$39,974	$(93,439)	$(874,988)

DENOMINATOR:
Weighted average common shares outstanding – basic	355,907	355,568	355,377
Effect of dilutive securities:
Stock options and restricted stock awards (1)	621	-	-
Weighted average common shares outstanding – diluted	356,528	355,568	355,377

Net income (loss) attributable to the Company per common
share:
Basic	$0.11	$(0.26)	$(2.46)
Diluted	$0.11	$(0.26)	$(2.46)

(1) 6.0 million, 5.2 million, and 6.7 million stock options were outstanding at December 31, 2011, 2010 and 2009, respectively, that were not included in the computation of diluted earnings per share because to do so would have been anti-dilutive as the respective options' strike price was greater than the current market price of the shares.